                           J.P. MORGAN SERIES TRUST II

                J.P. Morgan International Opportunities Portfolio

                         Supplement dated July 28, 2003
                     to the Prospectus dated March 31, 2003

     Effective July 31, 2003, the J.P. Morgan International Opportunities Portfolio will change its name to "J.P. Morgan International Equity Portfolio."

     The second paragraph on page 2 under the heading "Portfolio Management" is hereby deleted in its entirety and replaced with the following:

     "The portfolio management team is led by James Fisher and Peter Harrison, both managing directors. Mr. Fisher is the Director-in-charge of EAFE funds. He joined J.P. Morgan in 1991 and has held numerous investment roles. Mr. Harrison joined J.P. Morgan in 1996 and became head of the Global Portfolios group in 1998."

     The first three paragraphs on page 2 under the heading "Principal Strategies" in the Investment Approach section are hereby deleted in their entirety and replaced with the following:

     "Under normal conditions, the Portfolio will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. The Portfolio may invest in companies (or governments) in the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Portfolio's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East
     (EAFE) Index. The Portfolio may also invest in companies or governments in emerging markets.

     Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. These investments may take the form of depositary receipts.

     The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

     While the Portfolio invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or securities that are unrated, but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality. No more than 20% of the Portfolio's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Portfolio's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

     Although the Portfolio intends to invest primarily in equity securities and investment-grade debt securities, under normal market conditions it may invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Portfolio may invest any amount of its assets in these instruments.

     Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

     The Portfolio may use derivatives, which are instruments whose value is based on one or more securities indexes, interest rates or exchange rates. The Portfolio may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Portfolio can invest.

     Under the heading "Principal Risks" in the Investment Approach section on page 2, the first four paragraphs are hereby deleted in their entirety and replaced with the following:

     "All variable annuity portfolios carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some of the specific risks of investing in the Portfolio.

     The Portfolio may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

     The value of shares of the Portfolio will fluctuate in response to movements in international markets. Portfolio performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

     Because the Portfolio invests primarily in securities of issuers outside the United States, an investment in the Portfolio is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Portfolio's investments may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

     The Portfolio's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

     The Portfolio's investments in emerging markets could lead to more volatility in the value of the Portfolio's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

     Because the Portfolio may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a portfolio which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

     The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

     Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

     If the Portfolio invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

     If the Portfolio invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Portfolio is investing for temporary defensive purposes, it could reduce the Portfolio's potential returns.

     Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Portfolio's original investment.

     The Portfolio may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities."

     On page 5, the paragraphs under the heading "International Equity Investment Process" in the International Equity Management Approach section are hereby deleted in their entirety and replaced with the following:

     "In managing the Portfolio, the adviser will seek to diversify the Portfolio's investments by investing in at least three issuers in several countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

     The Portfolio uses a three-step bottom-up, stock-picking process. First, regional, locally based analysts rank securities within their regions based on primary research conducted by the analysts. Second, all positively ranked stocks filter up to a group of global sector analysts, who rank the stocks globally. Finally, all securities ranked positively by the local analysts and global sector analysts are considered by a group of senior portfolio managers who construct a diversified and risk managed portfolio.

     The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Portfolio may purchase securities where the issuer is located in one country but the security is denominated in the currency of another."

                                                                   SUP-IOPPR-703

                           J.P. MORGAN SERIES TRUST II

                J.P. Morgan International Opportunities Portfolio

                         Supplement dated July 28, 2003
         to the Statement of Additional Information dated March 31, 2003

     On June 10, 2003, the Board of Trustees adopted a resolution to change the name of the J.P. Morgan International Opportunities Portfolio to J.P. Morgan International Equity Portfolio effective July 31, 2003. Accordingly, as of July 31, 2003 all references to "J.P. Morgan International Opportunities Portfolio" should be replaced with "J.P. Morgan International Equity Portfolio."

     Under the heading "INVESTMENT GRADE DEBT SECURITIES" on page 7, the following paragraph should be added:

          "The International Equity Portfolio may invest in investment grade debt securities rated in the category BBB- or higher by S&P, or Baa or higher by Moody's or the equivalent by another national rating organization, or, if unrated, determined by the Adviser to be of comparable quality."

     Under the heading "FOREIGN CURRENCY EXCHANGE TRANSACTIONS" on page 10, the third paragraph should be replaced with the following:

          "Each of these Portfolios may enter into foreign currency exchange transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated. In addition, the J.P. Morgan Bond, U.S. Large Cap Core Equity and Small Company Portfolios may enter into foreign currency exchange transactions to gain or reduce exposure to the foreign currency in an attempt to enhance return."

                                                                    SUP-IOPS-703